Exhibit 99.1


                          BUSINESS CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT, made this 25th day of March, 2002 by and between Marcus Sanders, whose address is 22 Battery Street, Suite 701, San Francisco, CA 94111, (hereinafter referred to as "Attorney"), and Wasatch Pharmaceutical, Inc., 310 East 4500 South, Suite 450, Murray, UT 84107, a Utah corporation, (hereinafter referred to as "Company").

                                   WITNESSETH
                                    RECITALS

         WHEREAS, the Company desires to retain Attorney's legal services as an outside legal advisor to the Company; and

         WHEREAS, the Attorney desires to render such services to the Company.

         NOW THEREFORE, in consideration of the premises the mutual promises and covenants as herein contained, the parties have agreed as follows:

1.       SERVICES

         The services to be rendered by Attorney shall consist of legal advisory and consulting services to the company which shall include, but not be limited to the following:

         (a) Providing legal advise to the Company and its subsidiaries,

         (b) Negotiating and preparing agreements related to acquisitions, formation of joint ventures and other similar business ventures involving the Company, and

         (c) Negotiating and preparing agreements to acquire potential businesses and expansion of the Company's markets in the United States.

2.       TERM

         This Agreement shall remain in full force and effect for an initial period of twelve (12) months from the date hereof. This agreement will not be exclusive to or from either party.

3.       COMPENSATION

         In consideration of the services that have been performed and yet to be performed by Consultant for the Company, Company agrees to issue six million (6,000,000) shares of common stock. These shares will be registered on the Securities and Exchange Commission Form S-8.

4.       RELATIONSHIP OF PARTIES

         Attorney, which shall include all of its employees, is an independent contractor and not an employee of the Company, and as such no employer-employee relationship has been created by this agreement, and all documents or items to be released by Attorney shall first be approved by the Company. Attorney will report the shares received hereinunder as compensation due under this Agreement and will pay any applicable taxes thereon.

5.       CONFIDENTIALITY

         Attorney agrees not to disclose any Confidential Information of the Company and to take all reasonable precautions to prevent unauthorized dissemination of any Confidential Information gained during and after this Agreement. Attorney agrees not to use any of the Company's Confidential Information for its own benefit or for the benefit of anyone other than the Company. Confidential Information means information relating to the research, development, products, methods of manufacturing, trade secrets, business plans, customers, finances, and personnel data relating to the business affairs of the Company. Confidential Information does not include any information: (a) which Attorney knew before the Company disclosed it; (b) which has become publicly known through no wrongful acts of Attorney or which Attorney developed independently as evidenced by appropriate documentation.

6.       NON-COMPETITION

         To induce the Company to enter into this Agreement, Attorney covenants and agrees that during the term of this Agreement, Attorney shall not directly or indirectly for his own account or either, as agent, servant, or employee, or as a shareholder of any corporation or member of any firm, own, manage, operate, join, control, be employed by, or participate in the ownership, management, operation, or control of any individual, entity, or business that conducts a business that is now directly or indirectly in competition with the Company.

7.       NON-SALE PROVISION

         The parties hereto hereby represent to the other that the services contracted for and to be rendered hereunder do not involve, or are not in any way, connected to the offer or sale of securities in any capital raising transaction.

8.       GOVERNING LAWS

         This Agreement shall be interpreted and governed by the laws of the state of Utah.

9.       NOTICES

         All notices to be delivered hereinunder shall be deemed given if addressed to the parties at the addresses first set forth above.

10.      TERMINATION.

         (a) Termination shall occur at the conclusion of the time specified above, or in the event this Agreement or performance hereunder shall contravene public policy, or constitute a material violation of any law or regulation of any federal or state government agency, or either party becomes insolvent, or is adjudicated bankrupted, or seeks the protection of any provision of the National Bankruptcy Act, or either party is enjoined, or consents to, any order relating to any violation of any state or federal securities law, then this Agreement shall be terminated, and be deemed null and void upon such termination; neither party shall be obligated hereunder and neither party shall have any further liability to the other.

         (b) Either party may terminate this Agreement upon breach by the other party of any material provisions of this Agreement.

11.      ARBITRATION

         Any controversy or claim arising out of or related to this Agreement shall be settled by arbitration in accordance with the rules and under the auspices of the American Arbitration Association; and any arbitration shall be conducted in the Salt Lake County, Utah. Any findings of the arbitration will be final and enforceable in state and federal court.

12.      OTHER AGREEMENTS; MODIFICATION.

         (a) There may be other agreements between the parties which are not affected by this agreement.

         (b) AMENDMENT

         This Agreement may not be amended or modified in any respect, except by the mutual written agreement of the parties hereto.

         (c) WAIVERS AND REMEDIES

         The waiver by any of the parties hereto of any other party's prompt and complete performance, or breach or violation, of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any of the parties hereto to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar tot he exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

         (d) SEVERABILITY

         The invalidity of any one or more of the words, phrases, sentences, clauses, sections, or subsections contained in the Agreement shall not effect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections, or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

13.      COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, all of which together shall constitute only one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed and their respective seals to be hereunto affixed the day and year above written.


WASATCH PHARMACEUTICAL, INC.

/s/ Gary V. Heesch                            March 25, 2002
-------------------------------             -----------------------
Gary V. Heesch, President                     Date


CONSULTANT

/s/ Marcus Sanders                            March 25, 2002
--------------------------------            ------------------------
Marcus Sanders                                Date

                          BUSINESS CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT, made this 25st day of March, 2002 by and between Robert Meador, whose address is: 1677 Francis Ave., Upland, CA 91784 (hereinafter referred to as "Consultant"), and Wasatch Pharmaceutical, Inc., 310 East 4500 South, Suite 450, Murray, UT 84107, a Utah corporation, (hereinafter referred to as "Company").

                                   WITNESSETH
                                    RECITALS

         WHEREAS, the Company desires to obtain consulting services in the areas of business relations and product marketing; and

         WHEREAS, the Consultant desires to render such services to the Company.

         NOW THEREFORE, in consideration of the premises the mutual promises and covenants as herein contained, the parties have agreed as follows:

1.       SERVICES

         The services to be rendered by Consultant shall consist of consulting services related to marketing the Company's produces which shall include, but not be limited to the following:

         (a) Promoting the interests of the Company products;

         (b) Preparing and implementing marketing and sales plans for the Company's products;

         (c) Assisting in the public relations of Company's product and marketing efforts;

         (e) Implementing strategic plans to enhance the marketability of the Company's products and services;

         (f) Developing and assisting in the implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

         (g) Advising the Company on the recruitment and employment of marketing and sales personnel consistent with the growth of operations of the Company; and

         (h) Evaluating, structuring, negotiating and closing of strategic alliances related to marketing and selling the Company's products and services.

2.       TERM

         This Agreement shall remain in full force and effect for an initial period of three (3) months from the date hereof. This agreement will not be exclusive to or from either party.

3.       COMPENSATION

         In consideration of the services that have been performed and yet to be performed by Consultant for the Company, Company agrees to issue six million (6,000,000) shares of common stock. These shares will be registered on the Securities and Exchange Commission form S-8.

4.       RELATIONSHIP OF PARTIES

         Consultant, which shall include all of its employees, is an independent contractor and not an employee of the Company, and as such no employer-employee relationship has been created by this agreement, and all documents or items to be released by Consultant shall first be approved by the Company. Consultant will report the shares received hereinunder as compensation due under this Agreement and will pay any applicable taxes thereon.

5.       CONFIDENTIALITY

         Consultant agrees not to disclose any Confidential Information of the Company and to take all reasonable precautions to prevent unauthorized dissemination of any Confidential Information gained during and after this Agreement. Consultant agrees not to use any of the Company's Confidential Information for its own benefit or for the benefit of anyone other than the Company. Confidential Information means information relating to the research, development, products, methods of manufacturing, trade secrets, business plans, customers, finances, and personnel data relating to the business affairs of the Company. Confidential Information does not include any information: (a) which Consultant knew before the Company disclosed it; (b) which has become publicly known through no wrongful acts of Consultant or which Consultant developed independently as evidenced by appropriate documentation.

6.       NON-COMPETITION

         To induce the Company to enter into this Agreement, Consultant covenants and agrees that during the term of this Agreement, Consultant shall not directly or indirectly for his own account or either, as agent, servant, or employee, or as a shareholder of any corporation or member of any firm, own, manage, operate, join, control, be employed by, or participate in the ownership, management, operation, or control of any individual, entity, or business that conducts a business that is now directly or indirectly in competition with the Company.

7.       NON-SALE PROVISION

         The parties hereto hereby represent to the other that the services contracted for and to be rendered hereunder do not involve, or are not in any way, connected to the offer or sale of securities in any capital raising transaction.

8.       GOVERNING LAWS

         This Agreement shall be interpreted and governed by the laws of the state of Utah.

9.       NOTICES

         All notices to be delivered hereinunder shall be deemed given if addressed to the parties at the addresses first set forth above.

10.      TERMINATION.

         (a) Termination shall occur at the conclusion of the time specified above, or in the event this Agreement or performance hereunder shall contravene public policy, or constitute a material violation of any law or regulation of any federal or state government agency, or either party becomes insolvent, or is adjudicated bankrupted, or seeks the protection of any provision of the National Bankruptcy Act, or either party is enjoined, or consents to, any order relating to any violation of any state or federal securities law, then this Agreement shall be terminated, and be deemed null and void upon such termination; neither party shall be obligated hereunder and neither party shall have any further liability to the other.

         (b) Either party may terminate this Agreement upon breach by the other party of any material provisions of this Agreement.

11.      ARBITRATION

         Any controversy or claim arising out of or related to this Agreement shall be settled by arbitration in accordance with the rules and under the auspices of the American Arbitration Association; and any arbitration shall be conducted in the Salt Lake County, Utah. Any findings of the arbitration will be final and enforceable in state and federal court.

12.      OTHER AGREEMENTS; MODIFICATION.

         (a) There may be other agreements between the parties which are not affected by this agreement.

         (b) AMENDMENT

         This Agreement may not be amended or modified in any respect, except by the mutual written agreement of the parties hereto.

         (c) WAIVERS AND REMEDIES

         The waiver by any of the parties hereto of any other party's prompt and complete performance, or breach or violation, of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any of the parties hereto to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar tot he exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

         (d) SEVERABILITY

         The invalidity of any one or more of the words, phrases, sentences, clauses, sections, or subsections contained in the Agreement shall not effect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections, or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

13.      COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, all of which together shall constitute only one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed and their respective seals to be hereunto affixed the day and year above written.


WASATCH PHARMACEUTICAL, INC.

/s/ Gary V. Heesch                             March 25, 2002
-------------------------------             -----------------------
Gary V. Heesch, President                    Date


CONSULTANT

/s/ Robert Meador                              March 25, 2002
--------------------------------            ------------------------
Robert Meador                                 Date

                          BUSINESS CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT, made this 25th day of March, 2002 by and between Michael Fleming, whose address is: 3066 American Saddler Dr., Park City, Utah 84060 (hereinafter referred to as "Consultant"), and Wasatch
Pharmaceutical, Inc., 310 East 4500 South, Suite 450, Murray, UT 84107, a Utah corporation, (hereinafter referred to as "Company").

                                   WITNESSETH
                                    RECITALS

         WHEREAS, the Company desires to obtain consulting services in the areas of business relations and product marketing; and

         WHEREAS, the Consultant desires to render such services to the Company.

         NOW THEREFORE, in consideration of the premises the mutual promises and covenants as herein contained, the parties have agreed as follows:

1.       SERVICES

         The services to be rendered by Consultant shall consist of consulting services related to marketing the Company's produces which shall include, but not be limited to the following:

         (a) Promoting the interests of the Company products;

         (b) Preparing and implementing marketing and sales plans for the Company's products;

         (c) Assisting in the public relations of Company's product and marketing efforts;

         (i) Implementing strategic plans to enhance the marketability of the Company's products and services;

         (j) Developing and assisting in the implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

         (k) Advising the Company on the recruitment and employment of marketing and sales personnel consistent with the growth of operations of the Company; and

         (l) Evaluating, structuring, negotiating and closing of strategic alliances related to marketing and selling the Company's products and services.

2.       TERM

         This Agreement shall remain in full force and effect for an initial period of three (3) months from the date hereof. This agreement will not be exclusive to or from either party.

3.       COMPENSATION

         In consideration of the services that have been performed and yet to be performed by Consultant for the Company, Company agrees to issue six million (6,000,000) shares of common stock. These shares will be registered on the Securities and Exchange Commission form S-8.

4.       RELATIONSHIP OF PARTIES

         Consultant, which shall include all of its employees, is an independent contractor and not an employee of the Company, and as such no employer-employee relationship has been created by this agreement, and all documents or items to be released by Consultant shall first be approved by the Company. Consultant will report the shares received hereinunder as compensation due under this Agreement and will pay any applicable taxes thereon.

5.       CONFIDENTIALITY

         Consultant agrees not to disclose any Confidential Information of the Company and to take all reasonable precautions to prevent unauthorized dissemination of any Confidential Information gained during and after this Agreement. Consultant agrees not to use any of the Company's Confidential Information for its own benefit or for the benefit of anyone other than the Company. Confidential Information means information relating to the research, development, products, methods of manufacturing, trade secrets, business plans, customers, finances, and personnel data relating to the business affairs of the Company. Confidential Information does not include any information: (a) which Consultant knew before the Company disclosed it; (b) which has become publicly known through no wrongful acts of Consultant or which Consultant developed independently as evidenced by appropriate documentation.

6.       NON-COMPETITION

         To induce the Company to enter into this Agreement, Consultant covenants and agrees that during the term of this Agreement, Consultant shall not directly or indirectly for his own account or either, as agent, servant, or employee, or as a shareholder of any corporation or member of any firm, own, manage, operate, join, control, be employed by, or participate in the ownership, management, operation, or control of any individual, entity, or business that conducts a business that is now directly or indirectly in competition with the Company.

7.       NON-SALE PROVISION

         The parties hereto hereby represent to the other that the services contracted for and to be rendered hereunder do not involve, or are not in any way, connected to the offer or sale of securities in any capital raising transaction.

8.       GOVERNING LAWS

         This Agreement shall be interpreted and governed by the laws of the state of Utah.

9.       NOTICES

         All notices to be delivered hereinunder shall be deemed given if addressed to the parties at the addresses first set forth above.

10.      TERMINATION.

         (a) Termination shall occur at the conclusion of the time specified above, or in the event this Agreement or performance hereunder shall contravene public policy, or constitute a material violation of any law or regulation of any federal or state government agency, or either party becomes insolvent, or is adjudicated bankrupted, or seeks the protection of any provision of the National Bankruptcy Act, or either party is enjoined, or consents to, any order relating to any violation of any state or federal securities law, then this Agreement shall be terminated, and be deemed null and void upon such termination; neither party shall be obligated hereunder and neither party shall have any further liability to the other.

         (b) Either party may terminate this Agreement upon breach by the other party of any material provisions of this Agreement.

11.      ARBITRATION

         Any controversy or claim arising out of or related to this Agreement shall be settled by arbitration in accordance with the rules and under the auspices of the American Arbitration Association; and any arbitration shall be conducted in the Salt Lake County, Utah. Any findings of the arbitration will be final and enforceable in state and federal court.

12.      OTHER AGREEMENTS; MODIFICATION.

         (a) There may be other agreements between the parties which are not affected by this agreement.

         (b) AMENDMENT

         This Agreement may not be amended or modified in any respect, except by the mutual written agreement of the parties hereto.

         (c) WAIVERS AND REMEDIES

         The waiver by any of the parties hereto of any other party's prompt and complete performance, or breach or violation, of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any of the parties hereto to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar tot he exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

         (d) SEVERABILITY

         The invalidity of any one or more of the words, phrases, sentences, clauses, sections, or subsections contained in the Agreement shall not effect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections, or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

13.      COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, all of which together shall constitute only one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed and their respective seals to be hereunto affixed the day and year above written.


WASATCH PHARMACEUTICAL, INC.

/s/ Gary V. Heesch                              March 25, 2002
-------------------------------             -----------------------
Gary V. Heesch, President                    Date


CONSULTANT

/s/ Michael Fleming                             March 25, 2002
--------------------------------            ------------------------
Michael Fleming                              Date

                          BUSINESS CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT, made this 25th day of March, 2002 by and between Kent Heileson, (hereinafter referred to as "Consultant"), and Wasatch Pharmaceutical, Inc., 310 East 4500 South, Suite 450, Murray, UT 84107, a Utah corporation, (hereinafter referred to as "Company").

                                   WITNESSETH
                                    RECITALS

         WHEREAS, the Company desires to obtain consulting services; and

         WHEREAS, the Consultant desires to render such services to the Company.

         NOW THEREFORE, in consideration of the premises the mutual promises and covenants as herein contained, the parties have agreed as follows:

1.       SERVICES

         The services to be rendered by Consultant shall consist of consulting services related to marketing the Company's produces which shall include, but not be limited to the following:

         (a) Promoting the interests of the Company products;

         (b) Preparing and implementing marketing and sales plans for the Company's products;

         (c) Assisting in the public relations of Company's product and marketing efforts;

         (m) Implementing strategic plans to enhance the marketability of the Company's products and services;

         (n) Developing and assisting in the implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

         (o) Advising the Company on the recruitment and employment of marketing and sales personnel consistent with the growth of operations of the Company; and

         (p) Evaluating, structuring, negotiating and closing of strategic alliances related to marketing and selling the Company's products and services.

2.       TERM

         This Agreement shall remain in full force and effect for an initial period of three (3) months from the date hereof. This agreement will not be exclusive to or from either party.

3.       COMPENSATION

         In consideration of the services that have been performed and yet to be performed by Consultant for the Company, Company agrees to issue six million (6,000,000) shares of common stock. These shares will be registered on the Securities and Exchange Commission form S-8.

4.       RELATIONSHIP OF PARTIES

         Consultant, which shall include all of its employees, is an independent contractor and not an employee of the Company, and as such no employer-employee relationship has been created by this agreement, and all documents or items to be released by Consultant shall first be approved by the Company. Consultant will report the shares received hereinunder as compensation due under this Agreement and will pay any applicable taxes thereon.

5.       CONFIDENTIALITY

         Consultant agrees not to disclose any Confidential Information of the Company and to take all reasonable precautions to prevent unauthorized dissemination of any Confidential Information gained during and after this Agreement. Consultant agrees not to use any of the Company's Confidential Information for its own benefit or for the benefit of anyone other than the Company. Confidential Information means information relating to the research, development, products, methods of manufacturing, trade secrets, business plans, customers, finances, and personnel data relating to the business affairs of the Company. Confidential Information does not include any information: (a) which Consultant knew before the Company disclosed it; (b) which has become publicly known through no wrongful acts of Consultant or which Consultant developed independently as evidenced by appropriate documentation.

6.       NON-COMPETITION

         To induce the Company to enter into this Agreement, Consultant covenants and agrees that during the term of this Agreement, Consultant shall not directly or indirectly for his own account or either, as agent, servant, or employee, or as a shareholder of any corporation or member of any firm, own, manage, operate, join, control, be employed by, or participate in the ownership, management, operation, or control of any individual, entity, or business that conducts a business that is now directly or indirectly in competition with the Company.

7.       NON-SALE PROVISION

         The parties hereto hereby represent to the other that the services contracted for and to be rendered hereunder do not involve, or are not in any way, connected to the offer or sale of securities in any capital raising transaction.

8.       GOVERNING LAWS

         This Agreement shall be interpreted and governed by the laws of the state of Utah.

9.       NOTICES

         All notices to be delivered hereinunder shall be deemed given if addressed to the parties at the addresses first set forth above.

10.      TERMINATION.

         (a) Termination shall occur at the conclusion of the time specified above, or in the event this Agreement or performance hereunder shall contravene public policy, or constitute a material violation of any law or regulation of any federal or state government agency, or either party becomes insolvent, or is adjudicated bankrupted, or seeks the protection of any provision of the National Bankruptcy Act, or either party is enjoined, or consents to, any order relating to any violation of any state or federal securities law, then this Agreement shall be terminated, and be deemed null and void upon such termination; neither party shall be obligated hereunder and neither party shall have any further liability to the other.

         (b) Either party may terminate this Agreement upon breach by the other party of any material provisions of this Agreement.

11.      ARBITRATION

         Any controversy or claim arising out of or related to this Agreement shall be settled by arbitration in accordance with the rules and under the auspices of the American Arbitration Association; and any arbitration shall be conducted in the Salt Lake County, Utah. Any findings of the arbitration will be final and enforceable in state and federal court.

12.      OTHER AGREEMENTS; MODIFICATION.

         (a) There may be other agreements between the parties which are not affected by this agreement.

         (b) AMENDMENT

         This Agreement may not be amended or modified in any respect, except by the mutual written agreement of the parties hereto.

         (c) WAIVERS AND REMEDIES

         The waiver by any of the parties hereto of any other party's prompt and complete performance, or breach or violation, of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any of the parties hereto to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar tot he exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

         (d) SEVERABILITY

         The invalidity of any one or more of the words, phrases, sentences, clauses, sections, or subsections contained in the Agreement shall not effect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections, or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

13.      COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, all of which together shall constitute only one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed and their respective seals to be hereunto affixed the day and year above written.


WASATCH PHARMACEUTICAL, INC.

/s/ Gary V. Heesch                              March 25, 2002
-------------------------------             -----------------------
Gary V. Heesch, President                    Date


CONSULTANT

/s/ Kent Heileson                               March 25, 2002
--------------------------------            ------------------------
Kent Heileson                                Date

                             COMPENSATION AGREEMENT
                        Addendum to Employment Agreement

This compensation agreement is entered into between David Giles, CFO of Wasatch Pharmaceutical, Inc., hereinafter referred to as "Giles" and Wasatch Pharmaceutical, Inc., 310 East 4500 South, Suite 450, Murray, Utah 84107, hereinafter referred to as "Wasatch".

         Prior to 2002, Wasatch entered into a contracted with Giles to service as CFO and provide consulting and management services to Wasatch. During the performance of these services, Wasatch has not been able to pay the salary promised to Mr. Giles. As partial compensation for the services rendered to Wasatch which remain unpaid, pursuant to Mr. Giles' employment, Wasatch agrees to Six Million (6,000,000) shares of common stock of Wasatch. These shares will be registered on the Securities and Exchange Commission Form S-8.

         This document shall be addendum to Mr. Giles employment agreement with Wasatch.

Dated this 25th day of March, 2002

WASATCH PHARMACEUTICAL, INC.

/s/ Gary V. Heesch                              /s/ David Giles
---------------------------------           ----------------------------
Gary V. Heesch, CEO                          David Giles

                             COMPENSATION AGREEMENT
                        Addendum to Employment Agreement

This Compensation Agreement is entered into between Gary Heesch, CEO of Wasatch Pharmaceutical, Inc., hereinafter referred to as "Heesch" and Wasatch Pharmaceutical, Inc., 310 East 4500 South, Suite 450, Murray, Utah 84107, hereinafter referred to as "Wasatch".

         Prior to 2002, Wasatch entered into a contracted with Heesch to service as CEO and provide consulting and management services to Wasatch. During the performance of these services, Wasatch has not been able to pay the salary promised to Mr. Heesch. As partial compensation for the services rendered to Wasatch which remain unpaid, pursuant to Mr. Heesch's employment, Wasatch agrees to Six Million (6,000,000) shares of common stock of Wasatch. These shares will be registered on the Securities and Exchange Commission Form S-8.

         This document shall be addendum to Mr. Heesch employment agreement with Wasatch.

Dated this 25th day of March, 2002

WASATCH PHARMACEUTICAL, INC.


/s/ David K. Giles                              /s/ Gary Heesch
------------------------------------        ----------------------------
David K. Giles, Corporate Secretary         Gary Heesch